Exhibit 99.1

Harris Corporation to Acquire Schlumberger Global Connectivity
Services; Broadens Global Managed Satellite Communications
Services Capabilities
MELBOURNE, FL/HOUSTON, TX, November 8, 2010 — Harris Corporation (NYSE:HRS) an international communications and information technology company, has entered into a definitive agreement to acquire the Global Connectivity Services (GCS) business from Schlumberger Information Solutions, an operating unit of Schlumberger Limited (NYSE:SLB). The acquisition will significantly extend Harris’ capabilities as a global provider of mission-critical, end-to-end managed satellite communications services for customers operating in remote and harsh environments — including the energy, government and maritime industries. Schlumberger GCS will be combined with recently acquired CapRock Communications to form Harris CapRock Communications.
With customers in more than 50 countries, Schlumberger GCS provides global communication services for a wide range of customers primarily in the oil and gas industries, including Schlumberger. With principal operations in the United Kingdom, Norway, Singapore and the U.S., Schlumberger GCS has 400 employees in more than 25 countries, as well as 12 globally deployed teleports, a 24x7 Network Operations Center (NOC), worldwide terrestrial infrastructure, and Very Small Aperture Terminal (VSAT) manufacturing capabilities in the U.K. and Singapore.
The agreement to acquire Schlumberger GCS follows the Harris acquisition of CapRock Communications on July 30, 2010. CapRock Communications is a premier global provider of managed satellite communications solutions — including broadband Internet, IP voice services, secure networking and real-time video — for the energy, government and maritime industries, as well as for disaster recovery. CapRock’s robust global infrastructure includes four self-owned and operated teleports and 11 regional support centers across North America, Central and South America, Europe, West Africa and Asia Pacific.
“Combining Schlumberger GCS with CapRock Communications will create an organization with unsurpassed global satellite network capabilities, broad service offerings, and a large experienced service team to provide customers with superior remote and in-the-field support,” said Howard L. Lance, chairman, president and CEO of Harris. “Harris CapRock Communications will be able to use its capabilities and expertise to offer customers the most secure, reliable and efficient solutions in the industry.”
Under the terms of the agreement, Harris will purchase the Schlumberger GCS business for $397.5 million in cash, subject to post-closing adjustments. The goodwill arising on completion of the acquisition will be an allowable tax expense with an estimated net present value of $50 million, resulting in an effective purchase price of $347.5 million. For the calendar year ending December 31, 2010, Schlumberger GCS revenue is expected to be $170 million, and earnings before interest, taxes, depreciation and amortization (EBITDA) is expected to be $41 million. Excluding acquisition-related charges, the acquisition is expected to have minimal impact on Harris non-GAAP earnings in fiscal 2011; be slightly accretive in fiscal 2012; and a significant contributor to earnings and growth in fiscal 2013 and beyond. The transaction is subject to customary regulatory reviews and closing conditions, and it is expected to close during the third quarter of fiscal 2011. Harris will finance the acquisition using a combination of cash on hand, commercial paper, borrowings under its committed credit facilities, and long-term debt.
“Schlumberger has successfully developed its Global Connectivity Services business over the past 10 years to reach an extensive global products and services offering. This acquisition by Harris will ensure continued growth and new technology deployment in a focused communications organization,” said Tony Bowman, president of Schlumberger Information Solutions. “Schlumberger will continue to take advantage of these capabilities once the transaction is concluded through a long-term contract with Harris CapRock Communications.”
Harris will host a conference call at 10 a.m. ET today to discuss the acquisition of Schlumberger GCS. The dial-in number for the teleconference is (866) 578-5801 (U.S.) or (617) 213-8058 (International), using access code is 85645720. Please allow at least 10 minutes prior to the scheduled start time to connect to the teleconference. Participants are encouraged to listen via web cast, which will be broadcast live at www.harris.com. A recording of the call will be available on the Harris website beginning at Noon ET on November 8.
About Harris Corporation
Harris is an international communications and information technology company serving government and commercial markets in more than 150 countries. Headquartered in Melbourne, Florida, the company has approximately $5 billion of annual revenue and more than 16,000 employees — including nearly 7,000 engineers and scientists. Harris is dedicated to developing best-in-class assured communications® products, systems, and services. Additional information about Harris Corporation is available at www.harris.com.
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Contact Information:
Investor Relations inquiries: Pamela Padgett at 321-727-9383, or pamela.padgett@harris.com Media inquiries: Jim Burke at 321-727-9131, or jim.burke@harris.com
For additional information, contact Harris Corporation at webmaster@harris.com.

Forward-Looking Statements
Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this release include but are not limited to: anticipated timing of the closing of the acquisition of Schlumberger GCS and satisfaction of the conditions to closing, the impact of the acquisition on Harris earnings, and statements regarding outlook, including revenue and growth opportunities and GCS’ expected revenue and EBITDA for calendar year 2010. The company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. The company’s consolidated results and the forward-looking statements could be affected by many factors, including but not limited to: the loss of our relationship with the U.S. government or a shift in U.S. government funding; potential changes in U.S. government or customer priorities; risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; financial and government and regulatory risks relating to international sales and operations; our ability to continue to develop new products that achieve market acceptance; the consequences of future geo-political events; strategic acquisitions and the risks and uncertainties related thereto, including our ability to manage and integrate acquired businesses; performance of our subcontractors and suppliers; potential claims that we are infringing the intellectual property rights of third parties; the successful resolution of patent infringement claims and the ultimate outcome of other contingencies, litigation and legal matters; risks inherent in developing new technologies; changes in our effective tax rate; the potential impact of natural disasters or other disruptions on our operations; the potential impact of a security breach, through cyber attack or otherwise, or other significant disruptions of our IT networks and systems or those we operate for customers; the potential impact of satellite bandwidth constraints on our managed satellite communications services; changes in future business conditions that could cause business investments and/or recorded goodwill to become impaired; and the recession in the United States and general downturn in the global economy. Further information relating to factors that may impact the company’s results and forward-looking statements are disclosed in the company’s filings with the SEC. The forward-looking statements contained in this release are made as of the date of this release, and the company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

HARRIS CORPORATION